CSFB 2003 - AR2
Group 5
No of Loans	901
Total Scheduled Balance	238,367,401.19
Avg Scheduled Balance	264,558.71
Maximum Scheduled Balance	999,858.00
WAC	5.965
WA/Net/Rate	5.564
WA/Gross/Margin	3.295
WAM	340
WA. Original Term	345
Months To Roll	27
Season	5
Wgt Avg LTV	76.38
FICO	708
First Rate Cap	2.776
Periodic Rate Cap	2.304
Wgt. AVG. Maximum Rate	12.199

Index Type	% G5
Treasury - 1 Year	30.58
Libor - 6 Month	67.29
Libor - 1 Month	1.83
Libor - 1 Year	0.31
Total:	100.00

Months to Next Rate Adj.	% G5
1 - 3	8.40
4-6	16.96
7-9	0.14
10-15	0.02
16-18	0.32
19-21	19.64
22-24	11.12
25-27	3.17
28-30	5.36
31 -33	5.98
34-36	2.30
37-39	0.43
40-42	0.13
43-45	0.18
46-48	10.55
49-51	4.21
52-54	1.49
55-57	4.37
58-60	4.29
70-72	0.42
79-81	0.11
82-84	0.36
118-120	0.06
Total:	100.00

Mortgage Rates (%)	G5
2.751-3.000	0.24
3.001-3.250	0.99
3.251-3.500	6.14
3.501-3.750	9.86
3.751-4.000	6.65
4.001-4.250	0.87
4.251-4.500	0.00
4.501-4.750	0.20
4.751-5.000	0.20
5.001-5.250	0.48
5.251-5.500	1.32
5.501-5.750	1.31
5.751-6.000	10.85
6.001-6.250	10.10
6.251-6.500	16.52
6.501-6.750	5.51
6.751-7.000	6.45
7.001-7.250	5.73
7.251-7.500	6.23
7.501-7.750	2.91
7.751-8.000	1.96
8.001-8.250	1.65
8.251-8.500	3.69
8.501-8.750	0.11
9.751-10.000	0.02
Total	100.00

Gross Margin	G5
1.251-1.500	0.37
1.501-1.750	4.77
1.751-2.000	11.84
2.001-2.250	9.75
2.251-2.500	0.15
2.501-2.750	30.15
2.751-3.000	4.93
3.001-3.250	0.70
3.251-3.500	0.87
3.501-3.750	0.86
3.751-4.000	3.05
4.001-4.250	4.48
4.251-4.500	4.94
4.501-4.750	4.33
4.751-5.000	16.56
5.001-5.250	0.04
5.251-5.500	0.24
5.501-5.750	0.02
5.751-6.000	0.66
6.001-6.250	0.24
6.251-6.500	0.42
6.751-7.000	0.61
7.251-7.500	0.04
Total	100.00

Ceiling Rate (%)	% G5
5.751 - 6.000	0.05
9.751 - 10.000	0.20
10.001 -10.250	0.03
10.251 -10.500	0.63
10.501 -10.750	0.33
10.751 -11.000	1.18
11.001 -11.250	1.74
11.251 -11.500	4.82
11.501 -11.750	6.16
11.751 -12.000	38.53
12.001 -12.250	12.95
12.251 -12.500	17.82
12.501 -12.750	2.14
12.751 -13.000	5.15
13.001 -13.250	1.99
13.251 -13.500	3.67
13.501 -13.750	0.88
13.751 -14.000	0.61
14.001 -14.250	0.36
14.251 -14.500	0.33
14.501 -14.750	0.11
14.751 -15.000	0.29
15.001 -15.250	0.04
Total:	100.00

Cut-off Date Mortgage Loan Principal Balances ($)	% G5
0.01 - 100,000.00	2.72
100,000.01 - 200,000.00	21.26
200,000.01 - 300,000.00	17.02
300,000.01 - 400,000.00	23.87
400,000.01 - 500,000.00	16.18
500,000.01 - 600,000.00	5.75
600,000.01 - 700,000.00	5.35
700,000.01 - 800,000.00	3.18
800,000.01 - 900,000.00	1.74
900,000.01 - 1,000,000.00	2.93
Total:	100.00

State	% G5
California	33.32
Georgia	26.70
Illinois	1.70
Colorado	2.83
Massachusetts	3.39
Florida	9.00
Michigan	3.41
North Carolina	3.65
New Jersey	2.38
New York	2.49
Other	11.14
Total:	100.00

FICO	% G5
N/A	0.20
101 -550	0.00
580-619	1.22
620-659	19.34
660-699	24.94
700-729	19.93
730 >=	34.37
Total:	100.00

Property Type	% G5
Single Family Residence	66.26
Townhouse	0.19
Condo	6.76
2-4 Family	4.61
Co-op	0.17
PUD	21.96
Manufactured Housing	0.04
Total:	100.00

Occupancy Status	% G5
Primary	89.37
Second Home	4.67
Investment	5.96
Total:	100.00
Purpose	% G5
Purchase	48.04
Refinance - Rate Term	28.21
Refinance - Cashout	23.76
Construction	0.00
Total:	100.00

Original LTV Ratio	% G5
<= 50.00	3.42
50.01 -55.00	2.81
55.01 -60.00	2.55
60.01 -65.00	4.60
65.01 -70.00	6.90
70.01 -75.00	13.05
75.01 -80.00	50.68
80.01 -85.00	2.85
85.01 -90.00	6.13
90.01 -95.00	6.73
95.01 -100.00	0.30
Total:	100.00

Documentation Type	% G5
ALT	6.76
Full	53.79
No Doc	6.24
No Ratio	7.76
Reduced	17.53
Stated/Stated	7.92
Total:	100.00
Original Term	% G5
181 -300	24.28
301 -360	75.72
Total:	100.00

Stated Remaining Term	% G5
181 -240	0.00
281 -320	24.28
321 -360	75.72
Total:	100.00

Seasoning (Months)	% G5
0	0.08
1 - 5	68.55
6-10	14.54
11 -15	15.91
16-20	0.35
21 -25	0.43
36-40	0.14
Total:	100.00

CSFB-2003-AR2-G5-M1 - Price/Yield - VA1							CSFB 2002-AR33 CLASS V-A-1

Balance	CONTACT DESK	Delay	0		Index	LIBOR_1MO | 1.34		WAC(5)		5.9654
Coupon*	1.84	Dated	1/30/2003		Mult / Margin	1 / 0.50		NET(5)		5.56388
Settle	1/31/2003	First Payment	2/25/2003		HARD CAP	11%		WAM(5)		336

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, (II) THE NET FUNDS CAP, AND III) THE INDICATED HARD CAP.
RUN TO THE GROUP V 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
100-00	1.847	1.847	1.847	1.847	1.847	1.847	1.847	1.847	1.847	1.847	Yield
100-00	50	50	50	50	50	50	50	50	50	50	Disc
											Margin
WAL	7.26	3.91	3.54	3.09	2.51	2.09	1.76	1.5	1.28	0.95
Mod Durn	6.55	3.69	3.36	2.95	2.42	2.02	1.71	1.47	1.26	0.94
Principal Window	Feb03 - Oct23	Feb03 - Jun15	Feb03 - May14	Feb03 - Jan13	Feb03 - Mar11	Feb03 - Nov09	Feb03 - Oct08	Feb03 - Jan08	Feb03 - May07	Feb03 - Apr06
Accrued Interest	11,695.86	11,695.86	11,695.86	11,695.86	11,695.86	11,695.86	11,695.86	11,695.86	11,695.86	11,695.86

LIBOR_1MO	1.34	1.34	1.34	1.34	1.34	1.34	1.34	1.34	1.34	1.34
LIBOR_6MO	1.344	1.344	1.344	1.344	1.344	1.344	1.344	1.344	1.344	1.344
LIBOR_1YR	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
CMT_1YR	1.349	1.349	1.349	1.349	1.349	1.349	1.349	1.349	1.349	1.349

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

CSFB-2003-AR2-G5-M1 - Price/Yield - VM1						CSFB 2003-AR2 CLASS V-M-1

Balance	CONTACT DESK	Delay		0	Index	LIBOR_1MO | 1.34		WAC(5)	5.9654
Coupon*	2.34	Dated		1/30/2003	Mult / Margin	1 / 1.00		NET(5)	5.56388
Settle	1/31/2003	First Payment		2/25/2003	HARD CAP	11%		WAM(5)	336

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, (II) THE NET FUNDS CAP, AND III) THE INDICATED HARD CAP.
RUN TO THE GROUP V 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
100-00	2.351	2.351	2.351	2.351	2.351	2.351	2.351	2.351	2.351	2.351	Yield
100-00	100	100	100	100	100	100	100	100	100	100	Disc
											Margin
WAL	12.08	6.56	5.96	5.25	4.45	3.96	3.66	3.5	3.44	3.24
Mod Durn	10.38	6.02	5.51	4.91	4.21	3.78	3.51	3.36	3.31	3.12
Principal Window	Jan09 - Apr23	Feb06 - Jan15	Feb06 - Jan14	Feb06 - Sep12	Feb06 - Nov10	Mar06 - Aug09	Mar06 - Aug08	Apr06 - Nov07	Apr06 - Mar07	Apr06 - Apr06
Accrued Interest	348.59	348.59	348.59	348.59	348.59	348.59	348.59	348.59	348.59	348.59

LIBOR_1MO	1.34	1.34	1.34	1.34	1.34	1.34	1.34	1.34	1.34	1.34
LIBOR_6MO	1.344	1.344	1.344	1.344	1.344	1.344	1.344	1.344	1.344	1.344
LIBOR_1YR	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
CMT_1YR	1.349	1.349	1.349	1.349	1.349	1.349	1.349	1.349	1.349	1.349

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

								PRELIMINARY

CSFB-2003-AR2-G5-M1-Price/Yield-VM2						CSFB2003-AR2CLASSV-M-2

Balance	CONTACT DESK	Delay	0		Index	LIBOR_1MO|1.34		WAC(5)	5.9654
Coupon*	3.29	Dated	1/30/2003		Mult/Margin	1/1.95		NET(5)	5.56388
Settle	1/31/2003	First Payment	2/25/2003		HARD CAP	11%		WAM(5)	336

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, (II) THE NET FUNDS CAP, AND III) THE INDICATED HARD CAP. RUN TO THE GROUP V 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
100-00	3.313	3.313	3.313	3.313	3.313	3.313	3.313	3.313	3.313	3.313	Yield
100-00	195	195	195	195	195	195	195	195	195	195	Disc
											Margin
WAL	10.32	5.42	4.92	4.36	3.75	3.4	3.22	3.14	3.14	3.17
Mod Durn	8.62	4.91	4.5	4.03	3.51	3.21	3.05	2.98	2.97	3
Principal Window	Jan09 - Aug19	Feb06 - May12	Feb 06 - Jun 11	Feb06 - May10	Feb06 - Jan09	Feb06 - Jan08	Feb06 - Apr07	Feb06 - Sep06	Feb06 - Apr06	Feb06-Apr06
Accrued Interest	381.31	381.31	381.31	381.31	381.31	381.31	381.31	381.31	381.31	381.31

LIBOR_1MO	1.34	1.34	1.34	1.34	1.34	1.34	1.34	1.34	1.34	1.34
LIBOR_6MO	1.344	1.344	1.344	1.344	1.344	1.344	1.344	1.344	1.344	1.344
LIBOR_1YR	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45
CMT_1YR	1.349	1.349	1.349	1.349	1.349	1.349	1.349	1.349	1.349	1.349

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool.  Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

PRELIMINARY